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          T. ROWE PRICE
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          TAX-FREE FUNDS
          T. Rowe Price Tax-Exempt Money Fund, Inc.
          T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
          T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.
          T. Rowe Price Tax-Free Income Fund, Inc.
          T. Rowe Price Tax-Free High Yield Fund, Inc.

          Supplement to Statement of Additional Information dated July 1,
          1995.
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               The section entitled "Pricing of Securities" beginning on
          page 45 has been revised to read as follows:


                                PRICING OF SECURITIES

                  Fixed income securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

                  Except with respect to certain securities held by the Money Fund, securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Securities originally purchased by the Money Fund are valued at amortized cost.

                  There are a number of pricing services available, and the Directors of the Funds, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

                  Securities or other assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors.

            Maintenance of Money Fund's Net Asset Value Per Share at $1.00

                  It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by












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          reference to the Fund's acquisition cost as adjusted for
          amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

                    (a)The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

                    (b)The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

                    (c)The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7 (eligible Securities are generally securities which have been rated or whose issuer has been rated or whose issuer has comparable securities rated in one of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable quality as determined by procedures adopted by the Fund's Board of Directors); and

                    (d)The Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the Fund's market based net asset value per share.

                    Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during












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          which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

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          The date of this Supplement is November 22, 1995.
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